UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 8, 2011

MESA ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53972	98-0506246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5220 Spring Valley Road, Suite 525, Dallas, Texas 75254
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 490-9595

Copy of correspondence to:

Marc J. Ross, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 8, 2011, Mesa Energy Holdings, Inc. (the “Company”) issued a press release relating to the execution of a definitive agreement to acquire Tchefuncte Natural Resources, LLC.

The information provided pursuant to this Item 8.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

ITEM 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated June 8, 2011, issued by Mesa Energy Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESA ENERGY HOLDINGS, INC.

Dated: June 10, 2011	BY:	/s/ RANDY M. GRIFFIN
Randy M. Griffin Chief Executive Officer